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EXHIBIT 10.21
                PETROLEUM EXPLORATION PERMIT 38716

                        DEED OF ASSIGNMENT

THIS DEED OF ASSIGNMENT is made this 10th day of July 1997

BETWEEN:       MARABELLA ENTERPRISES LTD, of Level 18,200 Mart
St, Brisbane, Queensland, Australia ("Marabella")

AND:           INDO OVERSEAS EXPLORATION LTD, of Suite 1200, 1090
West Pender St, Vancouver, British Columbia, Canada ("Indo
Overseas")

AND:           INDO-PACIFIC ENERGY (NZ) LTD, of 284 Karori Rd,
Karori, Wellington, New Zealand (Indo (NZ)")

AND:           DURUM ENERGY CORPORATION LTD, of Suite 1200, 1090
West Pender St, Vancouver, British Columbia, Canada ("DUE")

AND:           DURUM ENERGY (NZ) LTD, of 284 Karori Rd, Karori,
Wellington, New Zealand ("DUE (NZ)")

AND:           EURO PACIFIC ENERGY PTY LTD, of 133 Edward St,
East Perth, Western Australia, Australia ("Euro")

RECITALS

A. Marabella, Indo Overseas and Euro are holders of PEP38716 in the following percentage interests:

     Marabella      52.8%
     Indo Overseas  38.4%
     Euro            8.8%

A. Indo Overseas has agreed to assign to DUE 6% of its 38.4% interest in PEP38716.

B. Indo Overseas has agreed to assign to DUE (NZ) 15% of its 38.4% interest in PEP38716.

C. Indo Overseas has agreed to assign to Indo (NZ) 17.4% of its 38.4% interest in PEP38716

NOW THIS DEED WITNESSETH

1.  DEFINITIONS AND INTERPRETATION

1.1  definitions

In this deed, including the Recitals, except to the extent that the context otherwise requires:

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"Effective Date" means 30 January 1996

"PEP38716 means Petroleum Exploration Permit 38716 issued under the Crown Minerals Act 1991 of New Zealand as amended time to time.

2.  ASSIGNMENT OF INTEREST

Indo Overseas hereby assigns to DUE 6% of its 38.4% interest in PEP38716, Indo Overseas hereby assigns to DUE (NZ) 15% of its 38.4% interest in PEP38716 and Indo Overseas hereby assigns to Indo (NZ) 17.4% of its 38.4% interest in PEP38716 with effect from the Effective Date and DUE, DUE (NZ) and Indo (NZ) severally accept such assignments so that with effect from the Effective Date, Marabella, Indo (NZ), DUE, DUE (NZ) and Euro hold the following undivided interests in PEP38716

          Marabella      52.80%
          Indo(NZ)       17.40%
          DUE             6.00%
          DUE(NZ)        15.00%
          Euro            8.80%

3.  ASSUMPTION OF OBLIGATIONS

Indo (NZ), to the extent of the 17.4% undivided interest assigned to it under this Deed; DUE, to the extent of the 6.0% undivided interest assigned to it under this Deed; DUE(NZ), to the extent of the 15.00% undivided interest to it under it under this Deed all assume and covenant with each of Marabella, and Euro to perform with the effect from the Effective Date the liabilities, obligations, responsibilities and duties of Indo Overseas with respect to the 38.4% interest which is assigned to them under this Deed and agree to indemnify and hold Marabella and Euro harmless against all such liabilities, obligations, responsibilities and duties.

4.  COSTS AND STAMP DUTY

The costs of and incidental to the preparation and execution of this Deed together with all stamp duty and registration fees payable on this Deed shall be borne and paid by Indo (NZ), DUE and DUE(NZ).

5.  GOVERNING LAW

This Deed shall be governed by and construed in accordance with New Zealand law.

IN WITNESS WHEREOF this Deed of Assignment was executed on the day and year first written above.


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Signed for and on behalf of        /s/  N. J. Malloy
MARABELLA ENTERPRISES LTD by       Director

                                   N. J. Malloy
                                   Name of Director

Signed for and on behalf of        /s/  D. J. Bennett
INDO OVERSEAS EXPLORATION LTD by   Director

                                   D. J. Bennett
                                   Name of Director

Signed for and on behalf of        /s/ D.J. Bennett
INDO PACIFIC ENERGY (NZ) LTD by    Director

                                   D.J. Bennett
                                   Name of Director

Signed for and on behalf of DURUM  /s/ D.J. Bennett
ENERGY CORPORATION by              Director

                                   D.J. Bennett
                                   Name of Director

Signed for and on behalf of        /s/ Colin Crabb
EURO PACIFIC ENERGY LIMITED by     Director

                                   Colin Crabb
                                   Name of Director

CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY

I, David John Bennett, certify:

1.   That by deed dated 20th June 1997, Indo Overseas Exploration
Ltd appointed me to be its attorney on the terms and subject to the conditions set out in that deed; and

2. That, at the date of this certificate, I have not received any notice or information of the revocation of that appointment by the liquidation of Indo Overseas Exploration Ltd or otherwise.

Signed at Wellington, N.Z. this 10th day of October, 1997

/s/ D.J. Bennett
DAVID JOHN BENNETT